EXHIBIT 99.1

CleanSpark Reports Third Quarter Fiscal 2025 Results

$198.6M quarterly revenue, up 91% from prior year

Net income of $257.4 million, 90 cents basic EPS

12,703 bitcoin held in treasury and more than 1 GW of power under contract

LAS VEGAS, August 7, 2025 /PRNewswire/ -- CleanSpark, Inc. (Nasdaq: CLSK) (the “Company”), America’s Bitcoin Miner®, today reported financial results for the quarter ended June 30, 2025.

“This was the most successful quarter in CleanSpark’s history, and it reflects the strength of our strategy, the discipline of our execution, and the tireless commitment of our team,” said Zach Bradford, CEO of CleanSpark. “We reached 50 EH/s of operational hashrate in June, becoming the first public company to do so exclusively with American infrastructure, while achieving record basic EPS of $0.90 and nearly $200 million in revenue. We also grew our bitcoin treasury to over $1 billion in value, all without raising capital through equity offerings since November 2024. These results show we’re not just scaling, we’re doing so efficiently, responsibly, and profitably.”

Bradford continued “Having achieved 5.8% of global hashrate under management and over one gigawatt of power contracted, CleanSpark is proving that our vertically integrated model is built not just for growth, but for leadership. As the Bitcoin network evolves, our focus remains on expanding market share in bitcoin production, leveraging our unmatched operational playbook, and executing with the urgency and excellence that have brought us to this point. We believe the future of Bitcoin will be defined by those who build with purpose, and CleanSpark is setting the standard.”

“Fiscal Q3 was a pivotal quarter for CleanSpark, as we fully funded operational expenses through monthly bitcoin production while simultaneously expanding our bitcoin treasury,” said Gary A. Vecchiarelli, Chief Financial Officer of CleanSpark. “We also launched our Digital Asset Management team’ derivatives strategy, which began producing promising early returns and validating our approach. As we look ahead, we remain committed to drive accretive growth through high-efficiency operations and a resilient, strategically positioned balance sheet.”

Financial Highlights: Third Quarter Fiscal Year 2025

Financial Results for the Three Months Ended June 30, 2025

•
Quarterly revenues were $198.6 million, an increase of $94.5 million, or 90.8%, from $104.1 million for the same prior year period.
•
Net income for the three months ended June 30, 2025, was $257.4 million or $0.90 per basic share, compared to net income of ($236.2) million or ($1.03) per basic share, for the same prior year period.
•
Adjusted EBITDA(1) increased to $377.7 million from ($12.6) million from the same period a year ago.

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Balance Sheet Highlights as of June 30, 2025

Assets

•
Cash: $34.6 million
•
Bitcoin: $1.08 billion
•
Total Current Assets: $1.21 billion
•
Total Mining Assets (including prepaid deposits & deployed miners): $985.9 million
•
Total Assets: $3.1 billion

Liabilities and Stockholders' Equity

•
Current Liabilities: $276.8 million
•
Total long-term debt, net of debt discount & issuance costs: $643.9 million
•
Total Liabilities: $954.9 million
•
Total Stockholders' Equity: $2.14 billion

The Company had working capital of $933.3 million as of June 30, 2025.

1See “Non-GAAP Measure” and the related reconciliation below

Investor Conference Call and Webcast

The Company will hold its fiscal Q3 2025 earnings presentation and business update for investors and analysts today, August 7, 2025, at 4:30 p.m. ET / 1:30 p.m. PT.

Webcast URL: clsk.news/q3fy25webcast

The webcast will be accessible for at least 30 days on the Company's website and a transcript of the call will be available on the Company's website following the call.

About CleanSpark

CleanSpark (Nasdaq: CLSK), America’s Bitcoin Miner®, is a market-leading, pure play bitcoin miner with a proven track record of success. We own and operate a portfolio of mining facilities across the United States powered by globally competitive energy prices. Sitting at the intersection of Bitcoin, energy, operational excellence and capital stewardship, we optimize our mining facilities to deliver superior returns to our shareholders. Monetizing low-cost, high reliability energy by securing the most important finite, global asset – Bitcoin – positions us to prosper in an ever-changing world. Visit our website at www.cleanspark.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this press release, forward-looking statements include, but may not be limited to, statements regarding the Company’s expectations, beliefs, plans, intentions, and strategies, including the benefits of the Company’s treasury management activities. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “forecasts,” “predicts,” “potential” or “continue” or the

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negative of these terms or other similar expressions. The forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: completion of construction, regulatory approvals, and electrical power availability to achieve anticipated growth; the success and performance of the digital asset management and derivatives trading activities, which were only recently commenced; the success of our digital currency mining activities; the volatile and unpredictable cycles in the emerging and evolving industries in which we operate; increasing difficulty rates for bitcoin mining; bitcoin halving; new or additional governmental regulation; the impacts of evolving global and U.S. trade policies and tariff regimes, including that there is uncertainty as to whether the Company will face materially increased tariff liability in respect of miners purchased since 2024 and in the future; the anticipated import and delivery dates of new miners; the ability to successfully import and deploy new miners and other mining equipment; the dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts; the expectations of future revenue growth may not be realized; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading “Risk Factors” in those filings. Forward-looking statements contained herein are made only as to the date of this press release, and we assume no obligation to update or revise any forward-looking statements as a result of any new information, changed circumstances or future events or otherwise, except as required by applicable law.

Non-GAAP Measure

The Company presents adjusted EBITDA, which is not a measurement of financial performance under generally accepted accounting principles in the United States (“GAAP”). The Company’s non-GAAP “Adjusted EBITDA” excludes (i) impacts of interest, taxes, and depreciation; (ii) the Company’s share-based compensation expense, unrealized gains/losses on securities, and, changes in the fair value of contingent consideration with respect to previously completed acquisitions, all of which are non-cash items that the Company believes are not reflective of the Company’s general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) non-cash impairment losses related to long-lived assets (including goodwill); (iv) realized gains and losses on sales of equity securities, the amounts of which are directly related to the unrealized gains and losses that are also excluded; (v) legal fees related to litigation and various transactions, which fees management does not believe are reflective of the Company’s ongoing operating activities; (vi) gains and losses on disposal of assets, the majority of which are related to obsolete or unrepairable machines that are no longer deployed; (vii) gains and losses related to discontinued operations that would not be applicable to the Company’s future business activities; and (viii) severance expenses. The Company previously excluded non-cash impairment losses related to digital assets and realized gains and losses on sales of bitcoin from its calculation of adjusted EBITDA, but has determined such items are part of the Company’s normal ongoing operations and will no longer be excluding them from its calculation of adjusted EBITDA.

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Management believes that providing this non-GAAP financial measure that excludes these items allows for meaningful comparisons between the Company’s core business operating results and those of other companies, and provides the Company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time. In addition to management’s internal use of non-GAAP adjusted EBITDA, management believes that adjusted EBITDA is also useful to investors and analysts in comparing the Company's performance across reporting periods on a consistent basis. Management believes the foregoing to be the case even though some of the excluded items involve cash outlays and some of them recur on a regular basis (although management does not believe any of such items are normal operating expenses necessary to generate the Company’s bitcoin related revenues). For example, the Company expects that share-based compensation expense, which is excluded from adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers, and directors. Additionally, management does not consider any of the excluded items to be expenses necessary to generate the Company's bitcoin related revenue.

The Company’s adjusted EBITDA measure may not be directly comparable to similar measures provided by other companies in our industry, as other companies in the Company’s industry may calculate non-GAAP financial results differently. The Company's adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating (loss) income or any other measure of performance derived in accordance with GAAP. Although management utilizes internally and presents adjusted EBITDA, the Company only utilizes that measure supplementally and does not consider it to be a substitute for, or superior to, the information provided by GAAP financial results.

Accordingly, adjusted EBITDA is not meant to be considered in isolation of, and should be read in conjunction with, the information contained in the Company's consolidated financial statements, which have been prepared in accordance with GAAP.

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CLEANSPARK, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value and share amounts)

	June 30, 2025	September 30, 2024
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$34,553	$121,222
Restricted cash	3,462	3,056
Prepaid expense and other current assets	11,319	7,995
Bitcoin - current	877,067	431,661
Receivable from bitcoin collateral	271,491	77,827
Note receivable from GRIID (see Note 5)	—	60,919
Derivative investments	7,843	1,832
Investment in debt security, AFS, at fair value	4,405	918
Total current assets	$1,210,140	$705,430

Bitcoin - noncurrent	$202,687	$—
Property and equipment, net	1,329,307	869,693
Operating lease right of use assets	4,702	3,263
Intangible assets, net	6,955	3,040
Deposits on miners and mining equipment	196,151	359,862
Other long-term assets	23,065	13,331
Goodwill	128,810	8,043
Total assets	$3,101,817	$1,962,662

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$23,470	$82,992
Accrued liabilities	64,492	43,874
Other current liabilities	6,830	2,240
Current portion of loans payable	176,424	58,781
Dividends payable	5,603	—
Total current liabilities	$276,819	$187,887
Long-term liabilities
Loans payable, net of current portion, debt discount and debt issuance costs	643,913	7,176
Deferred income taxes	30,774	5,761
Other long-term liabilities	3,423	997
Total liabilities	$954,929	$201,821

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CLEANSPARK, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS (Continued)

(in thousands, except par value and share amounts)

	June 30, 2025	September 30, 2024
	(Unaudited)
Stockholders' equity
Preferred stock; $0.001 par value; 10,000,000 shares authorized; Series A shares; 2,000,000 authorized; 1,750,000 issued and outstanding (liquidation preference $0.02 per share) Series X shares; 0 and 1,000,000 authorized, issued and outstanding, respectively	2	3
Common stock; $0.001 par value; 600,000,000 and 300,000,000 shares authorized; 292,823,486 and 270,897,784 shares issued; 281,063,551 and 270,897,784 shares outstanding, respectively	293	271
Additional paid-in capital	2,412,993	2,239,367
Accumulated other comprehensive income	3,173	418
Accumulated deficit	(124,573)	(479,218)
Treasury stock at cost; 11,759,935 and 0 shares held, respectively	(145,000)	—
Total stockholders' equity	2,146,888	1,760,841

Total liabilities and stockholders' equity	$3,101,817	$1,962,662

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CLEANSPARK, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(Unaudited, in thousands, except per share and share amounts)

	For the three months ended		For the nine months ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Revenues, net
Bitcoin mining revenue, net	$198,644	$104,108	$542,662	$289,693

Costs and expenses
Cost of revenues (exclusive of depreciation and amortization shown below)	90,128	45,180	245,842	108,374
Professional fees	3,004	4,368	9,872	8,149
Payroll expenses	16,398	17,150	52,522	49,291
General and administrative expenses	16,566	8,235	38,356	20,058
Loss (gain) on disposal of assets	156	(47)	(2,865)	2,281
(Gain) loss on fair value of bitcoin, net (see Note 2 and Note 4)	(268,651)	48,338	(359,190)	(107,406)
Impairment expense - fixed assets	—	189,235	—	189,235
Impairment expense - other	—	—	—	396
Depreciation and amortization	94,880	40,727	240,010	102,761
Total costs and expenses	$(47,519)	$353,186	$224,547	$373,139

Income (loss) from operations	246,163	(249,078)	318,115	(83,446)

Other income (expense)
Gain on bitcoin collateral	31,354	—	73,847	—
(Loss) gain on derivative securities	(430)	1,188	(1,549)	(1,005)
Interest income	355	2,638	3,845	5,909
Interest expense	(3,454)	(485)	(6,280)	(1,557)
Other income	1,509	—	1,692	—
Total other income	$29,334	$3,341	$71,555	$3,347

Income (loss) before income tax expense (benefit)	275,497	(245,737)	389,670	(80,099)
Income tax expense (benefit)	18,107	(9,495)	24,281	3,499
Net income (loss)	$257,390	$(236,242)	$365,389	$(83,598)

Preferred stock dividends	5,603	—	10,744	3,421

Net income (loss) attributable to common shareholders	$251,787	$(236,242)	$354,645	$(87,019)
Other comprehensive (loss) income, net of tax	(223)	28	2,755	86

Total comprehensive income (loss) attributable to common shareholders	$251,564	$(236,214)	357,400	$(86,933)

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CLEANSPARK, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (Continued)

(Unaudited, in thousands, except per share and share amounts)

	For the three months ended		For the nine months ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Income (loss) from continuing operations per common share - basic	$0.90	$(1.03)	$1.26	$(0.42)

Weighted average common shares outstanding - basic	280,997,649	228,642,939	282,147,349	205,482,062

Income (loss) from continuing operations per common share - diluted	$0.78	$(1.03)	$1.13	$(0.42)

Weighted average common shares outstanding - diluted	325,594,451	228,642,939	314,152,325	205,482,062

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CLEANSPARK, INC.

RECONCILIATION OF ADJUSTED EBITDA

(Unaudited, in thousands)

($ in thousands)	For the Three Months Ended June 30,
Reconciliation of non-GAAP Adjusted EBITDA	2025	2024
Net income (loss)	$257,390	$(236,242)
Impairment expense - fixed assets	—	189,235
Depreciation and amortization	94,880	40,727
Share-based compensation expense	4,488	2,946
Loss (gain) on derivative securities	430	(1,188)
Interest income	(355)	(2,638)
Interest expense	3,454	485
Other income	(1,509)	—
Loss (gain) on disposal of assets	156	(47)
Income tax expense (benefit)	18,107	(9,495)
Fees related to financing & business development transactions	22	2,862
Litigation & settlement related expenses	638	686
Non-GAAP Adjusted EBITDA*	$377,701	$(12,669)

Three months ended March 31, 2025
Revenues, net
Digital currency mining revenue, net	$181,712
Total revenues, net	$181,712

Net income	$(138,792)
Adjustments:
Depreciation and amortization	78,901
Share-based compensation expense	3,101
Unrealized loss on derivative security	4,741
Interest income	(2,014)
Interest expense	1,267
Other income	(183)
(Gain) on disposal of assets	(2,230)
Income tax expense	(3,043)
Fees related to financing & business development transactions	258
Litigation & settlement related expenses	193
Severance and other expenses	12
Total Adjusted EBITDA	$(57,789)

*We have not excluded our net gain on fair value of bitcoin of $268,651 and our net loss of $48,338 in the three months ended June 30, 2025 and 2024, respectively, which we now record in our condensed consolidated statements of operations and comprehensive income as provided in ASC 350-60, as discussed in the Form 10-K.

Investor Relations Contact
Harry Sudock
702-989-7693
ir@cleanspark.com

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Media Contact
Eleni Stylianou
702-989-7694
pr@cleanspark.com

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